UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2009

_________________

IRWIN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation)	0-6835 (Commission File Number)	35-1286807 (I.R.S. Employer Identification No.)

500 Washington Street

Columbus, Indiana 47201

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (812) 376-1909

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     In the first quarter 2009 earnings release of Irwin Financial Corporation (the "Corporation") issued May 11, 2009 by PR Newswire, the two occurrences of the word "pre-tax" in the first paragraph were used to explain that the Corporation is recording no tax benefit from its operating losses, as a full valuation adjustment has been recorded against certain deferred tax assets. To clarify this, the Corporation is re-filing its release (attached as Exhibit 99.1 to this Report), having deleted the word "pre-tax" in the opening paragraph and explaining that the Corporation is not recording the potential benefits of losses for federal or state tax purposes in either the fourth quarter of 2008 or the first quarter of 2009.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     d.) Exhibits

Exhibit No.	Description
99.1	Revised Press Release of Irwin Financial Corporation dated May 11, 2009 - First Quarter 2009 Results.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRWIN FINANCIAL CORPORATION (Registrant)

Date: May 12, 2009	By: /s/ Gregory F. Ehlinger __________________________________________
GREGORY F. EHLINGER Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Revised Press Release of Irwin Financial Corporation dated May 11, 2009 - First Quarter 2009 Results.